Exhibit 99.3

CERTIFICATION OF INSURANCE REVIEW

CAF Loan Reference: _______________________	CAF 2016-1 _____________________

Attachments:

Schedule A – List of Properties secured by related CAF Loan

Schedule B – CAF Insurance Requirements

Schedule C – Identified Exceptions to CAF Insurance Requirements

Schedule D – List of Properties that complied with L&O Requirements

Schedule E – L&O Insurance Requirements

Schedule F – Gorelick Insurance Requirements

Schedule G – Residential Insurance Requirements

[Item 4 and Item 5]

The undersigned does hereby certify to Colony American Finance Lender, LLC, a Delaware limited liability company (“CAF”), that:

1.	The undersigned reviewed the in-place insurance provided for the related CAF Loans shown on Schedule A;

2.	All properties secured by the CAF Loans shown on Schedule A were covered by such in-place insurance; and

3.	The in-place insurance complied with the CAF Insurance Requirements set forth on Schedule B; provided, however, that any exceptions to such compliance have been identified on Schedule C.

4.	Schedule D indicates if the in-place insurance complied with the L&O Insurance Requirements set forth on Schedule E.

5.	With respect to the Gorelick Loan, the in-place insurance complied with the Gorelick Insurance Requirements set forth on Schedule F; provided, however, that any exceptions to such compliance have been identified on Schedule H.

6.	With respect to the Residential Loan, the in-place insurance complied with the Residential Insurance Requirements set forth on Schedule G; provided, however, that any exceptions to such compliance have been identified on Schedule H.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the date set forth below.

ASSURANT

By:	/s/ Kevin Smith
Name: Kevin Smith
Title: Originations Manager
Date: 4/28/2016

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SCHEDULE A

LIST OF PROPERTIES FOR RELATED CAF LOAN

Residential Rental

Gorelick

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SCHEDULE B

INSURANCE REQUIREMENTS

Sec. 6.13 of Loan Agreement

(a)          Borrower shall obtain and maintain insurance policies for Borrower and the Properties providing at least the coverages set forth in Exhibit C.

(b)          All insurance policies required pursuant to this Section 6.13 (collectively, the “Policies” or in the singular, the “Policy”) shall (i) be subject to the approval of Lender as to insurance companies, limits, deductibles, terms and conditions, loss payees and named- or additional- insureds, and (ii) be issued by insurance companies having a claims paying ability rating of “A3” or better by Moody’s, or, if such insurance company is not rated by Moody’s (1) “A-” or better by S&P or “A X” or better in the current Best’s Insurance Reports.

(c)          Certificates of insurance evidencing the Policies shall be delivered to Lender on the Closing Date with respect to the current Policies. Not less than ten (10) days prior to the expiration dates of the Policies evidenced to Lender, Borrower shall deliver to Lender certificates of insurance evidencing the renewed or replacement Policies and provide evidence satisfactory to Lender of payment of the premiums due thereunder. Upon written request by Lender, Borrower will provide (x) copies of the binders within ten (10) days after inception, and/or, (y) copies of the in-force Policies to be delivered within sixty (60) days after inception.

(d)          All policies of insurance except Worker’s Compensation shall (i) name the applicable Borrower as the named insured, (ii) name Lender and its successors and/or assigns as mortgagee and loss payee, as its interests may appear, (iii) with respect to all liability policies, name Lender and its successors and/or assigns as additional insured, and (iv) with respect to all Property Insurance policies, contain a mortgagee clause in favor of Lender providing that the loss shall be payable to Lender.

(e)          If at any time Lender is not in receipt of written evidence all insurance required herein is in full force and effect, Lender has the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Properties, including, without limitation, obtaining such insurance coverage as Lender determines. All cost incurred by Lender in connection with such action or in obtaining such insurance and keeping insurance in-force shall be paid by Borrower to Lender upon demand and, until paid, shall be secured by the Loan Documents and shall bear interest at the Default Rate

Exhibit C to Loan Agreement

Required Insurance

1.            Property & Business Income Rental Value Insurance. Borrower shall obtain for all Properties, their improvements and their personal property, an “All Risk” or Special Form policy using the most recent Insurance Services Offices (ISO) policy form DP3 (DP 00 03), its equivalent or better, with no exclusion or sublimit for theft, vandalism, malicious mischief, riot,

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civil commotion or, for any Property located in Florida, Hawaii or within 25 miles of the coast in Alabama, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Virginia or Texas, vacancy, in each case without approval by Lender, such policy subject to the following:

(a)          Policy limit per occurrence equal to combined (i) and (a) below and per the noted terms and conditions Insurance replacement cost value of the Properties per Marshall & Swift (or an equivalent insurance valuation tool, or as specified by Lender). Such policy shall contain no coinsurance requirement and shall cover the cost to repair or replace (whichever is less) at the time and place of the loss with materials of like kind and quality, without deduction for depreciation and obsolescence.

(i)          Business Income / Rental Value in an amount equal to one hundred percent (100%) of the aggregate projected net income plus continuing expenses from the operation of the Properties for a period of at least six (6) months after the date a Property is damaged or destroyed, in whole or in part. Such policy shall be written on an actual loss sustained basis (ISO form CP 00 30, its equivalent or better), shall contain no coinsurance requirement and shall cover Extended Business Income of thirty (30) days from the date the damaged Property is repaired or replaced.

(b)          Unless otherwise approved by Lender, for Blanket Limit Insurance (policies covering more than one Property), the per occurrence policy limit, if not 100% of the combined values of (i) and (a) above for all covered Properties, shall be the greater of the Loan Amount or the highest combined values within a single postal code, but shall not be required to exceed $25,000,000.

(c)          If any Property is located in Florida or Hawaii or within 25 miles of the coast in Alabama, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Virginia or Texas, Borrower shall obtain for such Property coverage equal to the combined values of 1(a)(i) and (ii) above for windstorm (including named storm and hail) or an endorsement covering damage from windstorm (including named storm and hail).

(d)          For condominiums or townhomes where an association assumes responsibility for the Building Insurance, a Building Insurance policy must be in place at all times and all terms and conditions thereof must be satisfactory to Lender. Unless otherwise approved by Lender, for Property located in Florida, Hawaii or within 25 miles of the coast in Alabama, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Virginia and Texas, the association must provide 100% Building Insurance replacement cost windstorm (including named storm and hail) coverage with deductible(s) not exceeding 10% of the Building full insurance replacement cost and twelve months Business Income/Rental Value.

(e)          No deductible in excess of (i) for a Loan Amount of $1,000,000 or less, up to 2 5% of the Loan Amount or (a) for a Loan Amount greater than $1,000,000, up to $25,000 per occurrence for any and all damaged locations is allowed except the windstorm (including named storm and hail) deductible may be up to 10% of a damaged Property’s combined total insurance value (replacement cost plus twelve (12) months business income/rental values) and in the case of a policy covering more than one Property for windstorm (including named storm and hail) be allowed a deductible of up to $250,000 per occurrence for any and all damaged Properties. Upon approval by Lender, Borrower may utilize an aggregate deductible stop loss (additional self-

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insured retention in the form of an annual aggregate deductible) not to be eroded by windstorm (including named storm and hail), flood or earthquake with aggregate limits approved by Lender.

(f)           A Property located in a Special Flood Hazard Area (FEMA Flood Zone prefix “A” or “V”) must be provided with either a National Flood Insurance Program (NFIP) policy or a private insurance equivalent policy compliant with the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, written at the maximum NFIP limit available for the Property.

2.            Builder’s Risk. During construction, renovation or structural repairs, if coverage is not included in the property insurance policy, Borrower shall obtain a separate so-called Builder’s Risk completed value form policy (ISO form CP 00 20, its equivalent, or better) including coverage for all insurable hard and soft costs of construction on a non-reporting basis, including permission to occupy such Property and with coverage equivalent to that proscribed in (a)(i) and (a)(ii) above and without coinsurance. In addition, if coverage is not included in the Commercial General Liability Policy, Borrower shall obtain a separate Owner Contractor’s Protective Liability (ISO form CPO 00 09, its equivalent, or better).

3.            Commercial General Liability (CGL) and Excess (Umbrella) Liability. Borrower shall obtain a primary CGL policy at least as broad as ISO policy “occurrence” form CG 00 01, without significant limit or exclusion for (i) products and completed operations, (ii) assault and battery or (iii) sexual abuse or sexual molestation without approval by Lender. The combined limits of the Primary and Excess policies must be at least $500,000 per occurrence and $1,000,000 in the aggregate per Property and overall $3,000,000 per occurrence and in the aggregate for any and all Properties, or a greater combined amount as Lender may require at any time so long as 30 days’ written notice is provided for any required limit increase. No deductible in excess of $5,000 per occurrence is allowed without approval by Lender Upon approval by Lender, Borrower may utilize an aggregate deductible stop loss (additional self-insured retention in the form of an annual aggregate deductible) with aggregate limits approved by Lender.

4.            Auto. If applicable, Borrower shall obtain automobile liability coverage for all owned and non-owned vehicles, including rented and leased vehicles, containing a minimum $1,000,000 limit per occurrence.

5.            Worker’s Compensation. If applicable, Borrower shall obtain worker’s compensation insurance subject to the worker’s compensation laws of the applicable state, and employer’s liability in amounts acceptable to Lender in respect of any work or operations on or about a Property, or in connection with a Property or its operation.

6.            Other. Upon sixty (60) days’ written notice, (i) increases in the amounts of coverage required hereunder as may be reasonably requested by Lender taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices and (ii) such other reasonable insurance, and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for properties similar to the Properties located in or around the region in which Properties are located.

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SCHEDULE C

EXCEPTIONS TO INSURANCE REQUIREMENTS

None

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SCHEDULE D

LIST OF PROPERTIES THAT COMPLIED WITH L&O INSURANCE REQUIREMENTS

Residential Rental

Gorelick

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SCHEDULE E

L&O INSURANCE REQUIREMENTS

Ordinance and Law Coverage. Borrower shall obtain ordinance and law coverage equivalent (or better) than ISO form BP 04 06 for which “Coverage 1” (Undamaged portion) has no sublimit or additional deductible and combined “Coverage 2” (Demolition) plus “Coverage 3” (Increased Cost of Construction) provide a sublimit 5% or more of each damaged Property’s Insurance Replacement Cost.

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SCHEDULE F

GORELICK INSURANCE REQUIREMENTS

ARTICLE 7
INSURANCE; CASUALTY; CONDEMNATION; RESTORATION

Section 7.1.     Insurance.

(a)          Borrower shall obtain and maintain, or cause to be obtained and maintained, insurance for Borrower and each Individual Property providing at least the following coverages:

(i)           insurance with respect to the Improvements and the Personal Property insuring against any peril now or hereafter included within the classification “All Risk” or “Special Perils” (including, without limitation, fire, lightning, windstorm, hail, terrorism and similar acts of sabotage, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles and smoke), in each case (A) (1) in an amount not less than 125% of the Allocated Loan Amounts attributable to the Properties; provided that the policy or policies providing such coverage does not provide for a depreciation adjustment in connection with a cash settlement or (2), if any anytime the policy providing such coverage does provide for a depreciation adjustment in connection with a cash settlement, in an amount equal to the “Full Replacement Cost,” which for purposes of this Agreement shall mean an amount not less than 125% of the Allocated Loan Amounts attributable to the Properties (with a waiver of depreciation, if applicable); (B) in an amount sufficient so that no co-insurance penalties shall apply; (C) providing for no deductible in excess of $10,000; (D) at all times insuring against at least those hazards that are commonly insured against under a “special causes of loss” form of policy, as the same shall exist on the date hereof, and together with any increase in the scope of coverage provided under such form after the date hereof; and (E) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an “Ordinance or Law Coverage” endorsement;

(ii)          comprehensive general liability insurance against all claims for personal injury, bodily injury, death or property damage occurring upon, in or about the applicable Individual Property, such insurance (A) to be on the so-called “occurrence” form with a general aggregate limit of not less than $2,000,000 and a per occurrence limit of not less than $1,000,000, with no deductible or self-insured retention; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an “if any” basis; (3) independent contractors; (4) blanket contractual liability as afforded through standard ISO policy language for insured contracts and (5) contractual liability covering the indemnities contained in Article 13 hereof to the extent the same is available;

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(iii)         loss of rents and/or business interruption insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection 7.1(a)(i), (iv) and (vii) through (viii); (C) in an amount equal to 100% of the projected net operating income plus fixed expenses from the applicable Individual Property (on an actual loss sustained basis) for a period continuing until the Restoration of the applicable Individual Property is completed; the amount of such business interruption/loss of rents insurance shall be determined prior to the Closing Date and at least once each year thereafter based on Lender’s determination of the net operating income plus fixed expenses for the applicable Individual Property for a six (6) month period. The insurance proceeds that are payable to Lender pursuant to this Subsection (the “Rent Loss Proceeds”) shall be paid to Borrower provided that no Event of Default has occurred and is continuing. Nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the Rent Loss Proceeds. Notwithstanding the foregoing, in the event the Rent Loss Proceeds are paid in a lump sum in advance and Borrower is entitled to disbursement of such Rent Loss Proceeds in accordance with the terms hereof, Lender or Servicer shall hold such Rent Loss Proceeds in a segregated interest-bearing Eligible Account (which shall deemed to be included within the definition of the “Accounts” hereunder) and Lender or Servicer shall estimate the number of months required for Borrower to restore the damage caused by the applicable Casualty, shall divide the applicable aggregate Rent Loss Proceeds by such number of months and shall disburse such monthly installment of Rent Loss Proceeds from such Eligible Account to Borrower each month during the performance of such Restoration;

(iv)         at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner’s contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 7.1(a)(i) written in a so-called builder’s risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 7.1(a)(i), (3) including permission to occupy the applicable Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

(v)          workers’ compensation, subject to the statutory limits of the state in which the applicable Individual Property is located, and employer’s liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the applicable Individual Property, or in connection with the applicable Individual Property or its operation (if applicable);

(vi)         intentionally omitted;

(vii)        if any portion of the Improvements is at any time located in an area identified by (A) the Federal Emergency Management Agency in the Federal Register as an area having special flood hazards and/or (B) the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the

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National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the “Flood Insurance Acts”), flood hazard insurance in an amount equal to the maximum limit of coverage available for the applicable Individual Property under the Flood Insurance Acts (or such higher amount as Lender may require in its sole discretion);

(viii)       earthquake, sinkhole and mine subsidence insurance, if required, in amounts equal to two times (2x) the probable maximum loss of the applicable Individual Property as determined by Lender in its sole discretion and in form and substance satisfactory to Lender, provided that the insurance pursuant to this Subsection (viii) shall be on terms consistent with the all risk insurance policy required under Section 7.1(a)(i);

(ix)          umbrella liability insurance in an amount not less than $5,000,000 per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above;

(x)           a blanket fidelity bond (crime) in an amount and with a deductible satisfactory to Lender insuring against losses resulting from dishonest or fraudulent acts committed by (A) Borrower’s, Manager’s or Sub-Manager’s personnel; (B) any employees of outside firms that provide appraisal, legal, data processing or other services for Borrower, Manager or Sub-Manager or (C) temporary contract employees or student interns (Borrower’s obligations pursuant to this Section 7.1(a)(x) may be satisfied if the required coverage is maintained by Sub-Manager so long as Borrower and Lender are included as loss payees);

(xi)          motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of One Million and No/100 Dollars ($1,000,000);

(xii)         professional errors and omissions liability insurance in an amount not less than $1,000,000 per occurrence including coverage for discrimination, fair housing and violations of the Americans with Disabilities Act (Borrower’s obligations pursuant to this Section 7.1(a)(x) may be satisfied if professional real estate management errors and omissions insurance is maintained by Sub-Manager so long as Borrower is an additional insured as it relates to vicarious liability or acts committed by the manager); and

(xiii)        such other insurance and in such amounts as (A) may be required pursuant to the terms of the Property Documents and (B) Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the applicable Individual Property located in or around the region in which the applicable Individual Property is located.

(b)           All insurance provided for in Subsection 7.1(a) hereof shall be obtained under valid and enforceable policies (the “Policies” or in the singular, the “Policy”), in such forms and, from time to time after the date hereof, in such amounts as may be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the state in which the applicable Individual Property is located and approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of X or better by

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A.M. Best Company, Inc., and a claims paying ability/financial strength rating of “A+” (or its equivalent) or better by S&P and Moody’s (each such insurer shall be referred to below as a “Qualified Insurer”). At any time prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 7.1(a), Borrower shall deliver to Lender certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the “Insurance Premiums”) to be followed by the original Policies when issued.

(c)          Borrower shall not obtain (or permit to be obtained) (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender, Lender’s interest is included therein as provided in this Agreement, such Policy is issued by a Qualified Insurer and such Policy includes such changes to the coverages and requirements set forth herein as may be required by Lender (including, without limitation, increases to the amount of coverages required herein) or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 7.1(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains (or causes to be obtained) separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 7.1(a). Notwithstanding Lender’s approval of any umbrella or blanket liability or casualty Policy hereunder, Lender reserves the right, in its sole discretion, to require Borrower to obtain a separate Policy in compliance with this Section 7.1. Without limitation of any provision hereof, (i) Lender’s consent required hereunder with respect to any umbrella or blanket policy shall include the schedule of locations and values with respect to the same and (ii) any umbrella or blanket Policy shall specifically allocate to each Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only such Individual Property in compliance with the provisions of Section 7.1(a).

(d)          All Policies of insurance provided for or contemplated by Subsection 7.1(a), except for the Policy referenced in Subsection 7.1(a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, rent loss, business interruption, boiler and machinery, earthquake and flood insurance, shall contain a so-called New York standard noncontributing mortgagee clause (or its equivalent) in favor of Lender providing that the loss thereunder shall be payable to Lender.

(e)          All Policies of insurance provided for in Subsection 7.1(a) shall contain clauses or endorsements to the effect that:

(i)           the following shall in no way affect the validity or enforceability of the Policy insofar as Lender is concerned: (A) any act or negligence of Borrower, of anyone acting for Borrower, of any Tenant under any Lease or other occupant, of Lender or of any other Person named as an insured, additional insured and/or loss payee and (B) the failure to comply with the provisions of the Policy which might otherwise result in a forfeiture of the insurance or any part thereof;

(ii)          the Policy shall not be materially changed (other than to increase the coverage provided thereby), terminated or cancelled without at least 30 days’ written notice

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to Lender (via certified mail, postage prepaid, return receipt requested) and any other party named therein as an insured;

(iii)         the issuer(s) of the Policy shall give written notice to Lender (via certified mail, postage prepaid, return receipt requested) if the Policy has not been renewed thirty (30) days prior to its expiration;

(iv)         Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments or commissions thereunder and that the related issuer(s) waive any related claims to the contrary;

(v)          Lender shall, at its option and with no obligation to do so, have the right to directly pay Insurance Premiums in order to avoid cancellation, expiration and/or termination of the Policy due to non-payment of Insurance Premiums; and

(vi)         the Policy shall not exclude coverage for acts of terror or similar acts of sabotage.

Additionally, Borrower further covenants and agrees to promptly send to Lender any notices of non-renewal or cancellation it receives from the insurer with respect to the Policies required pursuant to this Section 7.1.

(f)           By no later than five (5) days following the expiration date of any Policies, Borrower shall furnish to Lender a statement certified by Borrower or a Responsible Officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender. Without limitation of the foregoing, Borrower shall also comply with the foregoing within ten (10) days of written request of Lender.

(g)          If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its direct or indirect interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate after three (3) Business Days’ notice to Borrower if prior to the date upon which any such coverage will lapse or at any time Lender deems necessary (regardless of prior notice to Borrower) to avoid the lapse of any such coverage. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and, until paid, shall be secured by the Security Instrument and shall bear interest at the Default Rate.

(h)          In the event of a foreclosure of the Security Instrument or other transfer of title to any Individual Property (or any portion thereof) in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to the Policies then in force concerning the applicable Individual Property (or any portion thereof) and all proceeds payable thereunder shall thereupon vest exclusively in Lender or the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

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(i)           As an alternative to the Policies required to be maintained pursuant to the preceding provisions of this Section 7.1, Borrower will not be in default under this Section 7.1 if Borrower maintains (or causes to be maintained) Policies which (i) have coverages, deductibles and/or other related provisions other than those specified above and/or (ii) are provided by insurance companies not meeting the credit ratings requirements set forth above (any such Policy, a “Non-Conforming Policy”), provided, that, prior to obtaining such Non-Conforming Policies (or permitting such Non-Conforming Policies to be obtained), Borrower shall have (1) received Lender’s prior written consent thereto and (2) if required by Lender, confirmed that Lender has received a Rating Agency Confirmation with respect to any such Non-Conforming Policy. Notwithstanding the foregoing, Lender hereby reserves the right to deny its consent to any Non-Conforming Policy regardless of whether or not Lender has consented to the same on any prior occasion.

(j)           Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or insurance proceeds lawfully or equitably payable in connection with any Individual Property (or any portion thereof), and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable, actual attorneys’ fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a Casualty or Condemnation affecting any Individual Property or any part thereto) out of such Awards or insurance proceeds.

(k)          Lender hereby acknowledges that as of the date of this Agreement, the Policies in effect with respect to the Borrower and the Property comply with the provisions of this Section 7.1.

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SCHEDULE G

RESIDENTIAL INSURANCE REQUIREMENTS

ARTICLE 9.
INSURANCE; CASUALTY; CONDEMNATION; RESTORATION

Section 9.1     Insurance.

(a)          Borrower shall obtain and maintain, or cause to be obtained and maintained, insurance for Borrower and the Property providing at least the following coverages:

(i)          insurance with respect to the Improvements and the Personal Property insuring against any peril now or hereafter included within the classification “All Risk” or “Special Perils” (including, without limitation, fire, lightning, windstorm (including named storm, which may be sub-limited to $1,000,000.00), hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles and smoke), in each case (A) in an amount equal to 100% of the “Full Replacement Cost,” which for purposes of this Agreement shall mean an amount equal to the actual replacement value of all of the Properties (with a waiver of depreciation, if applicable); (B) in an amount sufficient so that no co-insurance penalties shall apply; (C) providing for no deductible in excess of $5,000 or such higher amount as Lender may approve in its sole discretion; (D) at all times insuring against at least those hazards that are commonly insured against under a “special causes of loss” form of policy, as they shall exist on the date hereof, and together with any increase in the scope of coverage provided under such form after the date hereof; and (E) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an “Ordinance or Law Coverage” endorsement;

(ii)         comprehensive general liability insurance against all claims for personal injury, bodily injury, death or property damage occurring upon, in or about the applicable Individual Property, such insurance (A) to be on the so-called “occurrence” form with a general aggregate limit of not less than $2,000,000 and a per occurrence limit of not less than $1,000,000, with no deductible or self insured retention; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an “if any” basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 3 to the extent available;

(iii)        loss of rents insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection 9.1(a)(i), (iv) and (vi) through (viii); (C) in an amount equal to 100% of the projected net operating income plus fixed expenses from the applicable Individual Property (on an actual loss sustained basis) for a period continuing until the Restoration of the applicable Individual Property is completed; the amount of such loss of rents insurance shall be determined prior to the Closing Date and at least once each year thereafter based on Lender’s determination of the net operating income plus fixed

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expenses for the applicable Individual Property for a 12 month period and (D) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and the Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of 30 days from the date that the applicable Individual Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. To the extent that insurance proceeds are payable to Lender pursuant to this Subsection (the “Rent Loss Proceeds”) and Borrower is entitled to disbursement of such Rent Loss Proceeds in accordance with the terms of this Agreement (1) a Trigger Period shall be deemed to exist and (2) such Rent Loss Proceeds shall be deposited by Lender in the Cash Management Account and disbursed as provided therein; provided, however, that (I) nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the Rent Loss Proceeds and (II) in the event the Rent Loss Proceeds are paid in a lump sum in advance and Borrower is entitled to disbursement of such Rent Loss Proceeds in accordance with the terms of this Agreement, Lender or Servicer shall hold such Rent Loss Proceeds in a segregated account (which shall deemed to be included within the definition of the “Accounts” under this Agreement) and Lender or Servicer shall estimate the number of months required for Borrower to restore the damage caused by the applicable Casualty, shall divide the applicable aggregate Rent Loss Proceeds by such number of months and shall disburse such monthly installment of Rent Loss Proceeds from such account into the Cash Management Account each month during the performance of such Restoration;

(iv)        at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner’s contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Section 9.1(a) written in a so-called builder’s risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Section 9.1(a)(i), (3) including permission to occupy the applicable Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

(v)         workers’ compensation, subject to the statutory limits of the state in which the applicable Individual Property is located, and employer’s liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the applicable Individual Property, or in connection with the applicable Individual Property or its operation (if applicable);

(vi)        comprehensive boiler and machinery insurance covering all mechanical and electrical equipment and pressure vessels and boilers in an amount not less than their replacement cost or in such other amount as shall be required by Lender;

(vii)       if any portion of the Improvements is at any time located in an area identified by (A) the Federal Emergency Management Agency in the Federal Register as an area having special flood hazards and/or (B) the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform

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Act of 1994, as each may be amended, or any successor law (the “Flood Insurance Acts”), flood hazard insurance in an amount equal to the lesser of the Full Replacement Cost of the applicable Individual Property and the maximum limit of coverage available for the applicable Individual Property under the Flood Insurance Acts (or such higher amount as Lender may require in its sole discretion);

(viii)      earthquake, sinkhole and mine subsidence insurance, if required, in amounts equal to two times (2x) the probable maximum loss of the applicable Individual Property as determined by Lender in its sole discretion and in form and substance satisfactory to Lender, provided that the insurance pursuant to this Subsection (viii) shall be on terms consistent with the all risk insurance policy required under Section 9.1(a)(i);

(ix)        umbrella liability insurance in an amount satisfactory to Lender per occurrence on terms consistent with the commercial general liability insurance policy required under Section 9.1(a)(ii);

(x)         a blanket fidelity bond (crime) and errors and omissions insurance coverage insuring against losses resulting from dishonest or fraudulent acts committed by (A) Borrower’s personnel; (B) any employees of outside firms that provide appraisal, legal, data processing or other services for Borrower or (C) temporary contract employees or student interns;

(xi)        motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of $1,000,000; and

(xii)       such other insurance and in such amounts as (A) may be required pursuant to the terms of the Property Documents and (B) Lender from time to time may request against such other insurable hazards which at the time are commonly insured against for property similar to the applicable Individual Property located in or around the region in which the applicable Individual Property is located.

(b)          All insurance provided for in Section 9.1(a) shall be obtained under valid and enforceable policies (the “Policies” or in the singular, the “Policy”), in such forms and, from time to time after the date hereof, in such amounts as may be satisfactory to Lender, issued by financially sound and responsible insurance companies authorized and admitted to do business in the state in which the applicable Individual Property is located and approved by Lender. The insurance companies must have a general policy rating of A or better and a financial class of X or better by A.M. Best Company, Inc., or a claims paying ability/financial strength rating of “A-” (or its equivalent) or better by at least two of the Rating Agencies (one of which will be S&P if they are rating the Securities and one of which shall be Moody’s if they are rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency (each such insurer shall be referred to below as a “Qualified Insurer”). Not less than 15 days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Section 9.1(a), Borrower shall deliver certified copies of the Policies marked “premium paid” or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the “Insurance Premiums”), provided, however, that in the case of renewal Policies, Borrower may furnish

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Lender with binders and Acord Form 28 Certificates therefor to be followed by the original Policies when issued.

(c)           Except to the extent required pursuant to Section 9.1(a), Borrower shall not obtain (or permit to be obtained) (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender’s interest is included therein as provided in this Agreement and that Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Section 9.1(a) to be furnished by, or which may be required to be furnished by, Borrower. In the event Borrower obtains (or causes to be obtained) separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause complete copies of each Policy to be delivered as required in Section 9.1(a). Any umbrella or blanket Policy remains subject to review and approval by Lender based on the schedule of locations and values. Notwithstanding Lender’s approval of any umbrella or blanket liability or casualty Policy hereunder, Lender reserves the right, in its sole discretion, to require Borrower to obtain a separate Policy in compliance with this Section 9.1.

(d)           All Policies of insurance provided for or contemplated by Section 9.1(a) shall name Borrower as the insured and, in the case of liability policies, except for the Policies referenced in Section 9.1(a)(v), shall name Lender as additional insured, as their respective interests may appear, and in the case of property coverages, including but not limited to the all-risk/special form coverage, rent loss, boiler and machinery, earthquake and flood insurance, shall name Lender as mortgagee/lender’s loss payable by a standard noncontributing mortgagee clause in Lender’s favor providing that the loss thereunder shall be payable to Lender.

(e)           All property Policies of insurance provided for in Section 9.1(a) shall provide that:

(i)          no (A) act, failure to act, violation of warranties, declarations or conditions, or negligence by Borrower, or anyone acting for Borrower, or by any Tenant under any Lease or other occupant, (B) occupancy or use of the Property for purposes more hazardous than those permitted, (C) foreclosure or similar action by Lender, or (D) failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

(ii)         the Policy shall not be materially changed (other than to increase the coverage provided thereby), terminated or cancelled without at least 30 days’ written notice to Lender (via certified mail, postage prepaid, return receipt requested);

(iii)        each Policy shall provide that (A) the issuers thereof shall give written notice (via certified mail, postage prepaid, return receipt requested) to Lender if the Policy has not been renewed 30 days prior to its expiration and (B) Lender is permitted to make payments to effect the continuation of that Policy upon notice of cancellation due to non-payment of Insurance Premiums; and

(iv)        Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

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Additionally, Borrower further covenants and agrees to promptly send to Lender any notices of non-renewal or cancellation it receives from the insurer with respect to the Policies required pursuant to Section 9.1.

(f)            By no later than five days following the expiration date of any Policies, Borrower shall furnish to Lender a statement certified by Borrower or a Responsible Officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser reasonably acceptable to Lender. Without limitation of the foregoing, Borrower shall also comply with the foregoing within 10 days of Lender’s written request.

(g)           If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender reasonably deems appropriate, and all expenses incurred by Lender in connection with that action or in obtaining that insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Security Instrument and shall bear interest at the Default Rate.

(h)           In the event of a foreclosure of the Security Instrument or other transfer of title to any Individual Property in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to the Policies then in force concerning the applicable Individual Property and all proceeds payable thereunder shall thereupon vest exclusively in Lender or the purchaser at that foreclosure or other transferee in the event of such other transfer of title.

(i)            As an alternative to the Policies required to be maintained pursuant to the preceding provisions of this Section 9.1, Borrower will not be in default under this Section 9.1 if Borrower maintains (or causes to be maintained) Policies which (i) have coverages, deductibles and/or other related provisions other than those specified above and/or (ii) are provided by insurance companies not meeting the credit ratings requirements set forth above (any such Policy, a “Non-Conforming Policy”), provided, that, prior to obtaining such Non-Conforming Policies (or permitting those Non-Conforming Policies to be obtained), Borrower shall have (1) received Lender’s prior written consent thereto and (2) if in connection with or after a Secondary Market Transaction in order to avoid any negative impact on such Secondary Market Transaction, confirmed that Lender has received a Rating Agency Confirmation with respect to any such Non-Conforming Policy. Notwithstanding the foregoing, Lender hereby reserves the right in its sole discretion to deny its consent to any Non-Conforming Policy regardless of whether or not Lender has consented thereto on any prior occasion.

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SCHEDULE H

EXCEPTIONS TO GORELICK AND RESIDENTIAL RENTAL INSURANCE REQUIREMENTS

Gorelick

Gorelick did not meet the Domestic Terrorism requirements per the loan documents.*

Residential

Residential Rental did not meet the equipment breakdown coverage per the loan documents.*

* In each case, a copy of a waiver of these requirements was provided by CAF to us.

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